                                                                    Exhibit 10.3

                              SECURITY AGREEMENT

                                 (Guarantors)


          This SECURITY AGREEMENT (this "Agreement"), is entered into as of
                                         ---------
February 9, 2001, is executed and delivered by MICROSTRATEGY INCORPORATED, a Delaware corporation ("Parent"), certain of Parent's Subsidiaries, (Parent and
                       ------
such Subsidiaries, are referred to hereinafter each individually as a "Debtor,"
                                                                       ------
and individually and collectively, jointly and severally, as the "Debtors"), in
                                                                  -------
favor of FOOTHILL CAPITAL CORPORATION, a California corporation (together with its successors, if any, "Secured Party").
                         -------------

          WHEREAS, Parent, MicroStrategy Services Corporation, a Delaware corporation ("Borrower") and Secured Party are, contemporaneously herewith,
              --------
entering into that certain Loan and Security Agreement of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan
                                                                         ----
Agreement");
---------

          WHEREAS, each Debtor has executed that certain General Continuing Guaranty, of even date herewith, in favor of Secured Party (the "Guaranty"),
                                                                 --------
respecting certain obligations of Borrower owing to Secured Party under the Loan Agreement;

          WHEREAS, each Debtor desires to secure its obligations under the Loan Documents to which it is party (including the Guaranty) by granting to Secured Party security interests in the Collateral as set forth herein; and

          WHEREAS, each Debtor will benefit by virtue of the loans from the Secured Party to Borrower.

          NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and each intending to be bound hereby, Secured Party and each Debtor agree as follows:

          1.   DEFINITIONS AND CONSTRUCTION.

               1.1.  Definitions.  All capitalized terms used herein and not
                     -----------
otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement. As used in this Agreement, the following terms shall have the following definitions:

          "Accounts" means all of a Debtor's now owned or hereafter acquired
           --------
right, title, and interest with respect to "accounts" (as that term is defined in the Code), and any and all supporting obligations in respect thereof.

          "Agreement" means this Security Agreement and any extensions, riders,
           ---------
supplements, notes, amendments, or modifications to or in connection with this Security Agreement.

          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C.
           ---------------
(S) 101 et seq.), as amended, and any successor statute.
        ------

          "Borrower" has the meaning set forth in the recitals to this
           --------
Agreement.

          "Code" means the California Uniform Commercial Code as in effect from
           ----
time to time.

          "Collateral" means each of the following: the Accounts; Debtor's
           ----------
Books; the Equipment; the General Intangibles; the Inventory; the Investment Property; the Negotiable Collateral; any money, or other assets of a Debtor which now or hereafter come into the possession, custody, or control of Secured Party; and the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the Collateral, and any and all Accounts, Debtor's Books, Equipment, General Intangibles, Inventory, Investment Property, Negotiable Collateral, money, deposit accounts, or other tangible or intangible property resulting from the sale, exchange, collection, or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof.

          "Control Agreement" means a control agreement, in form and substance
           -----------------
satisfactory to Secured Party, executed and delivered by the applicable Debtor, Secured Party, and the applicable securities intermediary with respect to a Securities Account or bank with respect to a deposit account.

          "Debtor's Books" means a Debtor's now owned or hereafter acquired
           --------------
books and records (including all of its Records indicating, summarizing, or evidencing its assets (including the Collateral) or liabilities, all of its Records relating to its business operations or financial condition, and all of its goods or General Intangibles related to such information).

          "Debtor" and "Debtors" has the meaning ascribed thereto in the
           ------       -------
preamble to this Agreement.

          "Equipment" means all of a Debtor's now owned or hereafter acquired
           ---------
right, title, and interest with respect to equipment, machinery, machine tools, motors, furniture, furnishings, fixtures, vehicles (including motor vehicles), tools, parts, goods (other than consumer goods, farm products, or Inventory), wherever located, including all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing.

          "Event of Default" has the meaning ascribed to it in Section 6.
           ----------------                                    ---------

          "General Intangibles" means all of a Debtor's now owned or hereafter
           -------------------
acquired right, title, and interest with respect to general intangibles (including payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, patents, trade names, trademarks, servicemarks, copyrights, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment and other rights under any royalty or licensing agreements, infringement claims, computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, money, deposit accounts, insurance premium rebates, tax refunds, and tax refund claims), and any and all supporting obligations in respect thereof, and any other personal property other than goods, Accounts, Investment Property, and Negotiable Collateral.

          "Guaranty" has the meaning set forth in the recitals to this
           --------
Agreement.

          "Indebtedness" means (a) all obligations of a Debtor for borrowed
           ------------
money, (b) all obligations of a Debtor evidenced by bonds, debentures, notes, or other similar instruments and all reimbursement or other obligations of a Debtor in respect of letters of credit, bankers acceptances, interest rate swaps, or other financial products, (c) all obligations of a Debtor under Capital Leases,
(d) all obligations or liabilities of others secured by a Lien on any asset of a Debtor, irrespective of whether such obligation or liability is assumed, (e) all obligations of a Debtor for the deferred purchase price of assets (other than trade debt incurred in the ordinary course of a Debtor's business and repayable in accordance with customary trade practices), and (f) any obligation of a Debtor guaranteeing or intended to guarantee (whether directly or indirectly guaranteed, endorsed, co-made, discounted, or sold with recourse to a Debtor) any obligation of any other Person.

          "Inventory" means all of a Debtor's now owned or hereafter acquired
           ---------
right, title, and interest with respect to inventory, including goods held for sale or lease or to be furnished under a contract of service, goods that are leased by such a Debtor as lessor, goods that are furnished by such a Debtor under a contract of service, and raw materials, work in process, or materials used or consumed in such a Debtor's business.

          "Investment Property" means all of a Debtor's now owned or hereafter
           -------------------
acquired right, title, and interest with respect to "investment property" as that term is defined in the Code, and any and all supporting obligations in respect thereof.

          "Loan Agreement" has the meaning set forth in the recitals to this
           --------------
Agreement.

          "Material Adverse Change" means (a) a material adverse change in the
           -----------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower or its Subsidiaries taken as a whole, (b) a material impairment of the Borrower's ability to perform its obligations under the Loan Documents or of Secured Party's ability to enforce the Obligations or realize upon the Collateral, or (c) a material impairment of the enforceability or priority of the Secured Party's Liens with respect to the Collateral as a result of an action or failure to act on the part of a Debtor.

          "Negotiable Collateral" means all of a Debtor's now owned and
           ---------------------
hereafter acquired right, title, and interest with respect to letters of credit, letter of credit rights, instruments, promissory notes, drafts, documents, and chattel paper (including electronic chattel paper and tangible chattel paper), and any and all supporting obligations in respect thereof.

          "Parent" has the meaning set forth in the recitals to this Agreement.
           ------

          "Permitted Protest" means the right of a Debtor to protest any Lien
           -----------------
(other than any such Lien that secures the Secured Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on the applicable Debtor's Books in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by the applicable Debtor in good faith, and (c) Secured Party is satisfied that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Secured Party's Liens.

          "Secured Obligations" shall mean, with respect to each Debtor, all
           -------------------
liabilities, Obligations, or undertakings owing by such Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Guaranty, the other Loan Documents to which such Debtor is a party, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which such Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Secured Party" has the meaning set forth in the recitals to this
           -------------
Agreement.

          "Secured Party's Liens" means the Liens granted by each Debtor to
           ---------------------
Secured Party under this Agreement or the other Loan Documents to which such Debtor is a party.

          "Voidable Transfer" has the meaning ascribed to it in Section 13.8.
           -----------------                                    ------------

               1.2.  Code.  Any terms used in this Agreement which are defined
                     ----
in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein.

               1.3.  Construction.  Unless the context of this Agreement clearly
                     ------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the term "including" is not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. Any reference in this Agreement or in any of the other Loan Documents to this Agreement or any of the other Loan Documents shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, and supplements, thereto and thereof, as applicable. In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided,
                                                               --------
however, that the inclusion herein of additional obligations on the part of each
-------
Debtor and supplemental rights and remedies in favor of Secured Party, in each case in respect of the Collateral, shall not be deemed a conflict with the Loan Agreement.

               1.4.  Schedules and Exhibits.  All of the schedules and exhibits
                     ----------------------
attached to this Agreement shall be deemed incorporated herein by reference.

          2.   CREATION OF SECURITY INTEREST.

               2.1.  Grant of Security Interest.  Each Debtor hereby grants to
                     --------------------------
Secured Party a continuing security interest in all currently existing and hereafter acquired or arising Collateral in order to secure the Secured Obligations. Secured Party's security interests in the Collateral shall attach to all Collateral without further act on the part of Secured Party or any Debtor. Anything contained in this Agreement or any other Loan Document to the contrary notwithstanding, except for Permitted Dispositions, no Debtor has authority, express or implied, to dispose of any item or portion of the Collateral.

               2.2.  Negotiable Collateral.  In the event that any Collateral,
                     ---------------------
including proceeds, is evidenced by or consists of Negotiable Collateral, and if and to the extent that perfection or priority of Secured Party's security interest is dependent on or enhanced by possession, the applicable Debtor, immediately upon the request of Secured Party, shall endorse and deliver physical possession of such Negotiable Collateral to Secured Party.

               2.3.  Collection of Accounts, General Intangibles, Negotiable
                     -------------------------------------------------------
Collateral.  At any time after the occurrence and during the continuation of an
----------
Event of Default, (x) Secured Party or Secured Party's designee may (a) notify Account Debtors of any Debtor that the Accounts, chattel paper, or General Intangibles have been assigned to Secured Party or that Secured Party has a security interest therein, or (b) collect the Accounts, chattel paper, or General Intangibles directly and charge the collection costs and expenses to the Loan Account; and (y) each Debtor agrees that it will hold in trust for Secured Party, as Secured Party's trustee, any Collections that it receives and immediately will deliver said Collections to Secured Party or a Cash Management Bank in their original form as received by the applicable Debtor.

               2.4.  Delivery of Additional Documentation Required.  At any
                     ---------------------------------------------
time upon the request of Secured Party, each Debtor shall execute and deliver to Secured

Party, any and all financing statements, original financing statements in lieu of continuation statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, and all other documents (the "Additional Documents") that Secured Party may request in its Permitted
 --------------------
Discretion, in form and substance satisfactory to Secured Party, to perfect and continue perfected or better perfect the Secured Party's Liens in the Collateral (whether now owned or hereafter arising or acquired), to create and perfect the Liens in favor of Secured Party in any Real Property acquired after the date hereof, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents. To the maximum extent permitted by applicable law, each Debtor authorizes Secured Party to execute any such Additional Documents in such Debtor's name and authorizes Secured Party to file such executed Additional Documents in any appropriate filing office. In addition, on such periodic basis as Secured Party shall require, each Debtor shall (a) provide Secured Party with a report of all new material patentable, copyrightable, or trademarkable materials acquired or generated by such Debtor during the prior period that are necessary to the conduct of the business of Parent and its Subsidiaries as then conducted, (b) cause all such material patents, copyrights, and trademarks acquired or generated by such Debtor that are not already the subject of a registration with the appropriate filing office (or an application therefor diligently prosecuted) to be registered with such appropriate filing office in a manner sufficient to impart constructive notice of such Debtor's ownership thereof, and (c) cause to be prepared, executed, and delivered to Secured Party supplemental schedules to the applicable Loan Documents to identify such patents, copyrights, and trademarks as being subject to the security interests created thereunder.

               2.5.  Power of Attorney.  Each Debtor hereby irrevocably makes,
                     -----------------
constitutes, and appoints Secured Party (and any of Secured Party's officers, employees, or agents designated by Secured Party) as such Debtor's true and lawful attorney, with power to: (a) if such Debtor refuses to, or fails timely to execute and deliver any of the documents described in Section 2.4, sign the
                                                         -----------
name of such Debtor on any of the documents described in Section 2.4; (b) at any
                                                         -----------
time that an Event of Default has occurred and is continuing, sign such Debtor's name on any invoice or bill of lading relating to the Collateral, drafts against Account Debtors, or notices to Account Debtors; (c) send requests for verification of Accounts; (d) endorse such Debtor's name on any Collection item that may come into Secured Party's possession; (e) at any time that an Event of Default has occurred and is continuing, make, settle, and adjust all claims under such Debtor's policies of insurance and make all determinations and decisions with respect to such policies of insurance; and (f) at any time that an Event of Default has occurred and is continuing, settle and adjust disputes and claims respecting the Accounts, chattel paper, or General Intangibles directly with Account Debtors, for amounts and upon terms which Secured Party determines to be reasonable, and Secured Party may cause to be executed and delivered any documents and releases which Secured Party determines to be necessary. The appointment of Secured Party as each Debtor's attorney, and each and every one of Secured Party's rights and powers, being coupled with an interest, is irrevocable until all of the Secured Obligations have been fully and finally repaid and performed and Secured Party's obligation to extend credit under the Loan Agreement is terminated.

               2.6.   Right to Inspect.  Secured Party (through any of its
                      ----------------
officers, employees, or agents) shall have the right, from time to time hereafter to inspect each Debtor's Books and to check, test, and appraise the Collateral and the other assets pledged to Lender pursuant to the Loan Documents in order to verify such Debtor's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral or the other assets pledged to Lender pursuant to the Loan Documents.

               2.7.   Control Agreement.  Each Debtor agrees that it will not
                      -----------------
transfer assets out of any deposit accounts or Securities Accounts other than as permitted under Section 5.10 and, if to another depositary bank or securities
                ------------
intermediary, unless each of the applicable Debtor, Secured Party, and the substitute depositary bank or securities intermediary have entered into a Control Agreement. No arrangement contemplated hereby or by any Control Agreement in respect of any deposit accounts or Securities Accounts or other Investment Property shall be modified by any Debtor without the prior written consent of Secured Party. Solely upon the occurrence and during the continuance of a Default or Event of Default, Secured Party may notify any depositary bank or securities intermediary to liquidate the applicable deposit account or Securities Account or any related Investment Property maintained or held thereby and remit the proceeds thereof to the Lender's Account.

          3.   REPRESENTATIONS AND WARRANTIES.

          Each Debtor represents and warrants as follows:

               3.1.   No Prior Encumbrances.  Each Debtor has good and
                      ---------------------
indefeasible title to the Collateral, free and clear of Liens except for Permitted Liens.

               3.2.   Place of Business/Chief Executive Office; FEIN.  The chief
                      ----------------------------------------------
executive office of each Debtor and all other locations at which such Debtor has a place of business are set forth on Schedule 3.2. Each Debtor's FEIN is set
                                     ------------
forth on Schedule 3.2.
         ------------

               3.3.   Equipment.  All of the Equipment is used or held for use
                      ---------
in each Debtor's business and is fit for such purposes.

               3.4.   Location of Inventory and Equipment.  The Inventory and
                      -----------------------------------
Equipment are not stored with a bailee, warehouseman, or similar party and, other than the equipment of any Debtor that is in transit in the ordinary course of business of such Debtor, are located only at the locations identified on
Schedule 3.4.
------------

               3.5.   Inventory Records.  Each Debtor keeps correct and accurate
                      -----------------
records itemizing and describing the type, quality, and quantity of its Inventory, and the book value thereof.

               3.6.   Due Organization and Qualification; Subsidiaries.  Each
                      ------------------------------------------------
Debtor is duly organized and is existing and in good standing under the laws of the jurisdiction of its organization and is qualified and licensed to do business in, and is in good standing in, any state where the failure to be so licensed or qualified could reasonably be expected to have a Material Adverse Change.

                3.7.   Due Authorization; No Conflict.  The execution, delivery,
                       ------------------------------
and performance of this Agreement, the Guaranty, and any other Loan Document to which a Debtor is a party are within such Debtor's powers, have been duly authorized, and are not in conflict with nor, constitute a breach of any provision contained in the applicable Debtor's Governing Documents, or any partnership or trust agreement pertaining to such Debtor, nor will they constitute an event of default under any material agreement to which such Debtor is now or may hereafter become a party.

               3.8.   Litigation.  Other than those matters disclosed on
                      ----------
Schedule 5.10 to the Loan Agreement, there are no material actions, suits, or proceedings pending or, to the best knowledge of each Debtor, threatened against any Debtor, or any of its Subsidiaries, as applicable, except for: (a) matters that are fully covered by insurance (subject to customary deductibles), and (b) matters arising after the date hereof that, if decided adversely to Parent, or any of its Subsidiaries, as applicable, reasonably could not be expected to result in a Material Adverse Change.

               3.9.   Fraudulent Transfer.
                      -------------------

                      (a)  Each Debtor is Solvent.

                      (b) No transfer of property is being made by a Debtor and no obligation is being incurred by a Debtor in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of any Debtor.

               3.10.  Reliance by Secured Party; Cumulative.  The warranties,
                      -------------------------------------
representations, and agreements set forth herein shall be conclusively presumed to have been relied upon by Secured Party and shall be cumulative and in addition to any and all other warranties, representations, and agreements which any Debtor shall now or hereinafter give, or cause to be given, to Secured Party.

          4.   AFFIRMATIVE COVENANTS.

          Each Debtor covenants and agrees that, until payment full and final payment of the Secured Obligations (other than any Secured Obligations in respect of the Warrant and the Registration Rights Agreement), and unless Secured Party shall otherwise consent in writing, such Debtor shall do all of the following:

               4.1.   Schedules of Accounts.  With such regularity as Secured
                      ---------------------
Party shall reasonably request, provide Secured Party with schedules describing all Accounts. Secured Party's failure to request such schedules or any Debtor's failure to execute and deliver such schedules shall not affect or limit Secured Party's security interests or other rights in and to the Accounts.

               4.2.   Inventory Reporting.  With such regularity as Secured
                      -------------------
Party shall reasonably request, execute and deliver to Secured Party a report regarding such Debtor's Inventory specifying such Debtor's cost therefor and further specifying such other information as Secured Party may reasonably request.

               4.3.   Title to Equipment.  Upon Secured Party's request, deliver
                      ------------------
to Secured Party, properly endorsed, any and all evidences of ownership of, certificates of title, or applications for title to any items of Equipment.

               4.4.   Maintenance of Properties.  Maintain and preserve all of
                      -------------------------
its properties which are necessary or useful in the proper conduct to its business in good working order and condition, ordinary wear and tear excepted, and comply at all times with the provisions of all leases to the extent necessary to the proper conduct of its business to which it is a party as lessee so as to prevent any loss or forfeiture thereof or thereunder.

               4.5.   Taxes.  Cause all assessments and taxes, whether real,
                      -----
personal, or otherwise, due or payable by, or imposed, levied, or assessed against a Debtor or any of its assets to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Each Debtor will make timely payment or deposit of all tax payments and withholding taxes required of it by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Secured Party with proof satisfactory to Secured Party indicating that the applicable Debtor has made such payments or deposits. Promptly upon request by Secured Party, each Debtor shall deliver satisfactory evidence of payment of applicable excise taxes in each jurisdictions in which such Debtor is required to pay any such excise tax.

               4.6.   Insurance.
                      ---------

                      (a) At its expense, keep the Collateral insured against loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Each Debtor also shall maintain business interruption, public liability, product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation.

                      (b) All such policies of insurance shall be in such amounts and with such insurance companies as are reasonably satisfactory to Secured Party. Each Debtor shall deliver copies of all such policies to Secured Party with a satisfactory lender's loss payable endorsement naming the Secured Party as sole loss payee or additional insured, as appropriate. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 30 days prior written notice to Secured Party in the event of cancellation of the policy for any reason whatsoever. All proceeds payable under any such policy shall be payable to Secured Party to be applied on account of the Secured Obligations.

               4.7.   Location of Inventory and Equipment.  Keep the Inventory
                      -----------------------------------
and Equipment, other than the Equipment that is in transit in the ordinary course of business of such Debtor, only at the locations identified on Schedule 3.4; provided,
                                                    ------------  --------
however, that any Debtor may amend Schedule 3.4 so long as such amendment occurs
-------                            ------------
by written notice to Secured Party not less than 30 days prior to the date on which Inventory or Equipment is moved to such new location, so long as such new location is within the continental United States, and so long as, not later than the date on which such inventory or equipment is moved to such new location, such Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected the Secured Party's Liens on such assets and also uses reasonable efforts to provide to Secured Party a Collateral Access Agreement.

               4.8.   Secured Party Expenses.  Each Debtor shall immediately and
                      ----------------------
without demand reimburse Secured Party for all sums expended by Secured Party which constitute Lender Expenses and each Debtor hereby authorizes and approves all advances and payments by Secured Party for items constituting Lender Expenses.

          5.   NEGATIVE COVENANTS.

          Each Debtor covenants and agrees that until full and final payment of the Secured Obligations (other than any Secured Obligations in respect of the Warrant and the Registration Rights Agreement), it will not do any of the following without Secured Party's prior written consent:

               5.1.   Liens.  Create, incur, assume, or permit to exist,
                      -----
directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens (including Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is refinanced, renewed, or extended under Section 7.1(d) of the Loan Agreement and so long as
                           --------------
the replacement Liens only encumber those assets that secured the refinanced, renewed, or extended Indebtedness).

               5.2.   Restrictions on Fundamental Changes.
                      -----------------------------------

                      (a) Except for Permitted Transactions, enter into any merger, consolidation, reorganization, or recapitalization, or reclassify its capital Stock.

                      (b) Liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution).

                      (c) Convey, sell, assign, lease, transfer, or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its assets.

               5.3.   Disposal of Assets.  Other than Permitted Dispositions and
                      ------------------
Permitted Transactions, convey, sell, lease, license, assign, transfer or otherwise dispose of any of the assets of any Debtor.

               5.4.   Change Name.  Except as permitted in Section 5.2(a)
                      -----------                          --------------
hereof, change a Debtor's name, FEIN, business structure, or identity, or add any new fictitious name; provided, however, that a Debtor may change its name upon at least 30 days
      --------  -------
prior written notice to Secured Party of such change and so long as, not later than the date on which such change of name is consummated, such Debtor provides any financing statements, fixture filings necessary to perfect or continue perfected the Secured Party's Liens.

               5.5.   Guarantee.  Except (i) for the guarantee of the payment
                      ---------
and performance of the Secured Obligations, (ii) guaranties executed by Parent with respect to the obligations of its subsidiaries which are otherwise permitted under the Loan Agreement, and (iii) by endorsement of instruments or items of payment for deposit to the account of a Debtor or which are transmitted or turned over to Secured Party, guarantee or otherwise become in any way liable with respect to the obligations of any third Person.

               5.6.   Nature of Business.  Make any change in the principal
                      ------------------
nature of any Debtor's business.

               5.7.   Transactions with Affiliates.  Each Debtor will not
                      ----------------------------
directly or indirectly enter into or permit to exist any transaction with any Affiliate of a Debtor except for transactions which are in the ordinary course of a Debtor's business, upon fair and reasonable terms and which are fully disclosed to Secured Party and, no less favorable to the applicable Debtor than would be obtained in arm's length transaction with a non-Affiliate.

               5.8.   Suspension.  Suspend or go out of a substantial portion of
                      ----------
its business.

               5.9.   Change in Location of Chief Executive Office; Inventory
                      -------------------------------------------------------
and Equipment with Bailees.  Relocate its chief executive office to a new
--------------------------
location without providing 15 days prior written notification thereof to Secured Party and so long as, at the time of such written notification, the applicable Debtor provides any financing statements or fixture filings necessary to perfect and continue perfected Secured Party's Liens and also uses reasonable efforts to provide to Secured Party a Collateral Access Agreement with respect to such new location. The Inventory and Equipment shall not at any time now or hereafter be stored with a bailee, warehouseman, or similar party without Secured Party's prior written consent.

               5.10.  Securities Accounts.  Establish or maintain any Securities
                      -------------------
Account unless Secured Party shall have received a Control Agreement in respect of such Securities Account. No Debtor shall transfer assets out of any Securities Account; provided, however, that, so long as no Event of Default has
                    --------  -------
occurred and is continuing or would result therefrom, each Debtor may use such assets (and the proceeds thereof) to the extent not prohibited by this Agreement or any other Loan Documents.

          6.   EVENTS OF DEFAULT.

          Any one or more of the following events shall constitute an event of default (each, an "Event of Default") under this Agreement:
                   ----------------

                      (a) The occurrence of an Event of Default (as defined in the Loan Agreement);

                      (b) If a Debtor fails or neglects to (a) perform, keep, or observe any covenant or other provision contained in Sections 4.1, 4.2, 4.5,
                                                        -----------------------
and 4.7 hereof and such failure or neglect continues for a period of 5 days
-------
after the date on which such failure or neglect first occurs, or (b) perform, keep, or observe any covenant or other provision contained in any Section of this Agreement, any other Loan Document, or in any other present or future agreement between a Debtor and Secured Party (other than a Section that is expressly dealt with elsewhere in this Section 6), and such failure or neglect
                                       ---------
is not cured within 15 days after the date on which such failure or neglect first occurs, or (c) perform, keep, or observe any covenant or other provision contained in Section 4 (other than a subsection of Section 6 that is dealt with
             ---------                             ---------
elsewhere in this Section 6), or Section 5 of this Agreement or any comparable
                  ---------      ---------
provision contained in any of the other Loan Documents, or in any other present or future agreement between a Debtor and Secured Party;

                      (c) If any portion of a Debtor's property or assets with a value greater than $1,000,000 individually or in the aggregate, is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any third Person and the same is not discharged before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such property or asset is subject to forfeiture by such Debtor;

                      (d) If (a) a notice of Lien, levy, or assessment is filed of record with respect to the properties or assets of a Debtor by the United States Government, or any department, agency, or instrumentality thereof, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien, whether choate or otherwise, upon any properties or assets of a Debtor and the same is not paid on the payment date thereof, or (b) notices of Lien, levy, or assessment in an aggregate amount in excess of $1,000,000 are filed of record with respect to the properties or assets of a Debtor by any state, county, municipal, or governmental agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a Lien exceeding the foregoing aggregate limitation, whether choate or otherwise, upon the properties or assets of a Debtor and the same is not paid on the payment date thereof;

                      (e) If one or more judgments or other claims involving an aggregate amount of $1,000,000, or more, in excess of the amount covered by insurance, becomes a Lien or encumbrance upon any material portion of the properties or assets of a Debtor and the same is not released, discharged, bonded against, or stayed pending appeal before the earlier of 30 days after the date it first arises or 5 days prior to the date on which such asset is subject to being forfeited by a Debtor;

                      (f) If (x) there is a default in any agreement to which a Debtor is a party under which Indebtedness of a Debtor involving not less than $1,000,000 is owing and such default (i) occurs at the final maturity of the obligations thereunder, or (ii) results in a right of the holder of such Indebtedness, irrespective of whether exercised, to accelerate the maturity of the obligations of the applicable Debtor thereunder, and such default is not cured or waived prior to the date that is the earlier of (A) the date that is 15 days after the date on which such default first occurred, and
(B) the date on which the obligations of the applicable Debtor thereunder are accelerated or (iii) results in the termination of such agreement; or (y) If there is a default by a Debtor with respect to any other material agreement which default reasonably likely could result (i) in a Material Adverse Change, or (ii) in an award of damages in an amount of $1,000,000, or greater;

                      (g) If a Debtor makes any payment on account of Indebtedness that has been contractually subordinated in right of payment to the payment of the Secured Obligations, except to the extent such payment is permitted by the terms hereof and by the subordination provisions applicable to such Indebtedness;

                      (h) If the obligation of any Debtor under its guaranty is limited or terminated by operation of law or by such Debtor thereunder;

                      (i) If any material misstatement or misrepresentation exists now or hereafter in any warranty, representation or Record made to Secured Party by a Debtor or any officer, employee, agent, or director of a Debtor, or if any such warranty or representation is withdrawn; or

                      (j) If this Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on or security interest in the Collateral covered hereby or thereby.

          7.   SECURED PARTY'S RIGHTS AND REMEDIES.

               7.1.  Rights and Remedies.  Upon the occurrence of an Event of
                     -------------------
Default, the security hereby constituted shall become enforceable and, in addition to all other rights and remedies available to Secured Party as provided hereafter, Secured Party may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Debtor:

                      (a) Proceed directly and at once, without notice, against any Debtor to collect and recover the full amount or any portion of the Secured Obligations, without first proceeding against any Borrower, or against any security or collateral for the Secured Obligations;

                      (b) Without notice to any Debtor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Secured Obligations (i) any indebtedness due or to become due from Secured Party to any Debtor and (ii) any moneys, credits or other property belonging to a Debtor at any time held by or coming into the possession of Secured Party;

                      (c) May exercise in respect of the Collateral, in addition to other rights and remedies provided for herein and the Guaranty or otherwise available to it, all the rights and remedies available to it at law (including those of a secured party under the Code) or in equity;

                      (d) Settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which Secured Party considers advisable, and in such cases, Secured Party will credit the Loan Account with only the net amounts received by Secured Party in payment of such disputed Accounts after deducting all Lender Expenses incurred or expended in connection therewith;

                      (e) Cause each Debtor to hold all returned Inventory in trust for Secured Party, segregate all returned Inventory from all other property of such Debtor or in such Debtor's possession and conspicuously label said returned Inventory as the property of Secured Party for the benefit thereof;

                      (f) Without notice or demand upon any Debtor, make such payments and do such acts as Secured Party considers necessary or reasonable to protect its security interest in the Collateral. Each Debtor agrees to assemble the Collateral if Secured Party so requires, and to make the Collateral available to Secured Party as Secured Party may designate. Each Debtor authorizes Secured Party to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Secured Party's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of the Debtors' owned premises, each Debtor hereby grants Secured Party a license to enter into possession of such premises and to occupy the same, without charge, for up to one hundred twenty (120) days in order to exercise any of Secured Party's rights or remedies provided herein, at law, in equity, or otherwise;

                      (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Each Debtor hereby grants to Secured Party a license or other right to use, without charge, such Debtor's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of advertising for sale and selling any Collateral, and each Debtor's rights under all licenses and all franchise agreements shall inure to Secured Party's benefit;

                      (h) Sell all or any part of the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including a Debtor's premises) as Secured Party determines is commercially reasonable. It is not necessary that the Collateral be present at any such sale;

                      (i) Secured Party shall give notice of the disposition of the Collateral as follows:

                      (i) Secured Party shall give the applicable Debtor a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, then the time on or after which the private sale or other disposition is to be made; and

                      (ii) The notice shall be personally delivered or mailed,
               postage prepaid, to the applicable Debtor as provided in Section
                                                                        -------
               10, at least 10 days before the earliest time of disposition set
               --
               forth in the notice; no notice needs to be given prior to the disposition of any portion of the Collateral that is perishable or threatens to decline speedily in value or that is of a type customarily sold on a recognized market;

                      (j) Secured Party may credit bid and purchase at any public sale;

                      (k) Secured Party may seek the appointment of a receiver or keeper to take possession of all or any portion of the Collateral or to operate same and, to the maximum extent permitted by law, may seek the appointment of such a receiver without the requirement of prior notice or a hearing;

                      (l) Secured Party shall have all other rights and remedies available at law or in equity or pursuant to any other Loan Document; and

                      (m) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by the Debtors. Any excess will be returned, without interest and subject to the rights of third Persons, by Secured Party to the applicable Debtor.

               7.2.   Remedies Cumulative.  Secured Party's rights and remedies
                      -------------------
under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Secured Party shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party on behalf thereof, of any Event of Default on a Debtor's part shall be deemed a continuing waiver. No delay by Secured Party on behalf thereof shall constitute a waiver, election, or acquiescence by it.

          8. TAXES AND EXPENSES REGARDING THE COLLATERAL. If any Debtor fails to pay any monies (whether taxes, rents, assessments, insurance premiums, or, in the case of leased properties or assets, rents or other amounts payable under such leases) due to third Persons, or fails to make any deposits or furnish any required proof of payment or deposit, all as required under the terms of this Agreement, then, Secured Party, in its sole discretion and without prior notice to any Debtor, may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves in the Loan Account as Secured Party deems necessary to protect Secured Party from the exposure created by such failure; or (c) in the case of the failure to comply with Section 4.6 obtain and maintain insurance policies
                       -----------
insuring each Debtor's ownership and use of the Collateral, and take any action with respect to such policies as Secured Party deems prudent in its Permitted Discretion. Any amounts paid or deposited by Secured Party shall constitute Lender Expenses, shall immediately become additional Secured Obligations, shall bear interest at the applicable rate described in the Loan Document, and shall be secured by the Collateral. Any payments made by Secured Party shall not constitute an agreement by Secured Party to make similar payments in the future or a waiver by Secured Party of any Event of Default under this Agreement. Secured Party need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance, or lien and the receipt of the usual official notice for the payment thereof shall be conclusive evidence that the same was validly due and owing. Secured Party shall use its best efforts to provide notice to the applicable Debtor of any action taken by it under this
Section 8.
---------

          9.   WAIVERS; INDEMNIFICATION.

               9.1.   Demand; Protest; etc.  To the extent permitted by law,
                      --------------------
each Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Secured Party on which such Debtor may in any way be liable.

               9.2.   Secured Party's Liability for Collateral.  So long as
                      ----------------------------------------
Secured Party complies with its obligations, if any, under Section 9207 of the Code, Secured Party shall not in any way or manner be liable or responsible for:
(a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other Person (other than its own agents). All risk of loss, damage, or destruction of the Collateral shall be borne by the Debtors.

               9.3.   Indemnification.  Each Debtor agrees, jointly and
                      ---------------
severally, to defend, indemnify, save, and hold the Lender-Related Persons, the Lender-Related Persons with respect to Lender harmless against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other Person, and (b) all losses (including attorneys fees and disbursements) in any way suffered, incurred, or paid by Secured Party as a result of or in any way arising out of, following, or consequential to transactions with the Borrower or the Debtors, whether under this Agreement, the other Loan Documents or otherwise. This provision shall survive the termination of this Agreement.

          10. NOTICES. All notices and other communications hereunder to Secured Party shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement and all notices and other communications hereunder to a Debtor shall be in writing and shall be mailed, sent or delivered in care of Borrower in accordance with the Loan Agreement.

          11. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER. THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA PROVIDED, HOWEVER, THAT ANY SUIT SEEKING
                             --------  -------
ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT SECURED PARTY'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR AND SECURED PARTY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS
SECTION 11.
----------

          EACH DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          12. DESTRUCTION OF DEBTORS' DOCUMENTS. All documents, schedules, agings, or other papers delivered to Secured Party may be destroyed or otherwise disposed of by Secured Party four (4) months after they are delivered to or received by Secured Party, unless the applicable Debtor requests, in writing, the return of said documents, schedules or other papers and makes arrangements, at such Debtor's expense, for their return.

          13.  GENERAL PROVISIONS.

               13.1.  Effectiveness.  This Agreement shall be binding and deemed
                      -------------
effective when executed by each Debtor and accepted and executed by Secured
Party.

               13.2.  Successors and Assigns.  This Agreement shall bind and
                      ----------------------
inure to the benefit of the respective successors and assigns of each of the parties; provided, however, that no Debtor may assign this Agreement or any
         --------  -------
rights or duties hereunder without Secured Party's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Secured Party shall release the applicable Debtor from its Secured Obligations. Secured Party may assign this Agreement and its rights and duties hereunder and no consent or approval by any Debtor is required in connection with any such assignment. Secured Party reserves the right to sell, assign, transfer, negotiate, or grant participations in all or any part of, or any interest in the applicable member's rights and benefits hereunder. In connection therewith, Secured Party may disclose all documents and information which Secured Party now or hereafter may have relating to any Debtor or any Debtor's business. To the extent that Secured Party assigns its rights and obligations to a third Person, Secured Party thereafter shall be released from such assigned obligations to each of the Debtors and such assignment shall effect a novation between each of the Debtors and such third Person.

               13.3.  Section Headings.  Headings and numbers have been set
                      ----------------
forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each section applies equally to this entire Agreement.

               13.4.  Interpretation.  Neither this Agreement nor any
                      --------------
uncertainty or ambiguity herein shall be construed or resolved against Secured Party or any Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.

               13.5.  Severability of Provisions.  Each provision of this
                      --------------------------
Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

               13.6.  Amendments in Writing.  This Agreement can only be amended
                      ---------------------
by a writing signed by Secured Party and each Debtor.

               13.7.  Counterparts; Telefacsimile Execution.  This Agreement may
                      -------------------------------------
be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

               13.8.  Revival and Reinstatement of Obligations.  If the
                      ----------------------------------------
incurrence or payment of the Secured Obligations by a Debtor or the transfer by a Debtor to Secured Party of any property of a Debtor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, and other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if Secured Party is required to repay or restore, in
 -----------------
whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that Secured Party is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of Secured Party related thereto, the liability of each of the Debtors automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

                           [signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                   MICROSTRATEGY INCORPORATED,
                                   a Delaware corporation

                                   By:   /s/ Eric F. Brown
                                         --------------------------------------
                                   Name:  Eric F. Brown
                                         --------------------------------------
                                   Title: President and Chief Financial Officer
                                         --------------------------------------

                                   AVENTINE INCORPORATED,
                                   a Delaware corporation

                                   By:   /s/ William J. Chatterton Jr.
                                         --------------------------------------
                                   Name:  William J. Chatterton Jr.
                                         --------------------------------------
                                   Title: President
                                         --------------------------------------

                                   MICROSTRATEGY CAPITAL CORPORATION,
                                   a Delaware corporation

                                   By:   /s/ Eric F. Brown
                                         --------------------------------------
                                   Name:  Eric F. Brown
                                         --------------------------------------
                                   Title: Treasurer
                                         --------------------------------------

                                   MICROSTRATEGY MANAGEMENT CORPORATION,
                                   a Delaware corporation

                                   By:   /s/ Eric F. Brown
                                         --------------------------------------
                                   Name:  Eric F. Brown
                                         --------------------------------------
                                   Title: Treasurer
                                         --------------------------------------

                                   FOOTHILL CAPITAL CORPORATION,
                                   a California corporation

                                   By:   /s/ Brian Duffy
                                         --------------------------------------
                                   Name:  Brian Duffy
                                         --------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------

                                      S-1